SETTLEMENT AGREEMENT AND RELEASE AND WAIVER OF DEBT

      This Settlement Agreement and Release and Waiver of Claims (hereinafter "Agreement") is entered into this the 24th day of June 2004 by and between JNY Seng International Technology, LTD ("JNY Seng"); Kuo Yu-Yen (""YU-YEN"); and World Information Technology, Inc., a Taiwan corporation and World Information Technology, Inc., a Nevada corporation ("WRLT") collectively referred to as "WORLD".

      WHEREAS YU-YEN, JNY Seng and WORLD entered into certain business dealings, arrangements and promises;

      WHEREAS, JYN Seng owns 4,500,000 shares of common shares of WRLT (the "Shares"), the balance of it's ownership remaining from the "Common Stock Exchange Agreement" dated June 4, 2004 between it and WORLD, and agrees to transfer the Shares to WRLT as consideration for WORLD'S promises contained in this Agreement related to YU-YEN,

      WHEREAS, as of this date, the Company's directly-owned subsidiary, International YU-YENful Shopping Mall, had receivables of $1,775,997 from YU-YEN (the "Debt"), its shareholder. This amount was advanced to this shareholder to seek a potential investment opportunity during 2003 and YU-YEN is obligated to repay these sums back to WORLD but has no capability to do so and is relying on the Shares of JNY Seng as consideration for such repayment;

      WHEREAS, YU-YEN and JNY Seng are related parties and JNY Seng derives benefit from YU-YEN being released from the Debt and

      WHEREAS, the parties prefer to avoid the uncertainties and expense of litigation;

      NOW, THEREFORE, in consideration of all mutual promises contained herein, it is agreed between YU-YEN, JYN Seng and WORLD as follows:

      1. WAIVER OF CLAIMS. WORLD knowingly and voluntarily does hereby release, discharge and waive the Debt of YU-YEN. YU-YEN expressly acknowledges and agrees that this release and waiver is limited to the Note.

      YU-YEN knowingly and voluntarily does fully and generally release and waive any and all actions and claims against WORLD including but not limited to, claims arising out of any prior business dealings, contracts, agreements or any other causes of action with WORLD regardless of whether the claims are known or unknown, accrued or unaccrued, or discovered or not yet discovered.

      2. COVENANT NOT TO SUE. YU-YEN agrees that he will not bring forward any claims against WORLD promises that he will not sue WORLD concerning any claim that he might now have against WORLD, including, but not limited to, any claims relating to his association with World Information Technology, Inc.

      3. COMPLETE BAR TO RECOVERY. YU-YEN agrees that with respect to the claims that he is waiving herein, he is waiving not only his right to recover money or other relief in any action that he might institute, but also that he is waiving any right to recover money or other relief in any action that might be brought on his behalf by any other person, entity, or agency, or any other federal, state or local government agency or department.

      4. CONSIDERATION. In exchange for WORLD'S release of the Debt of YU-YEN, JNY Seng hereby transfers 3,500,000 shares of common stock in WORLD (represented by certificate numbers 2588, 2589, 2590, 2593, 2594, 2595, 2596, 2597, 2598,
2599. 2600, 2601, 2602, 2603, 2604, 2605 and 2606 to WORLD for WORLD'S
cancellation from it's issued and outstanding shares and all other promises YU-YEN an JNY Seng has made herein (including, but not limited to, those relating to confidentiality) WORLD agrees to discharge the Debt.

The above mentioned parties agree to keep all terms of this agreement confidential and not to disclose any terms herein unless compelled to do so by subpoena or Court of law.

YU-YEN and JNY Seng acknowledge that the transfer of the consideration provided to WORLD or on WORLD"S behalf pursuant to this Agreement constitutes adequate and ample consideration for: (1) this Agreement; (2) YU-YEN and JNY Seng waiver of all claims as provided herein; and (3) any other promises made by WORLD in this Agreement. YU-YEN and JNY Seng acknowledge that the payment of this sum includes all costs and attorney's fees and is all that he is entitled to receive from WORLD as settlement of any and all claims of any kind that he may now have against WORLD.

      5. ENCOURAGEMENT TO CONSULT ATTORNEY, TIME TO CONSIDER AGREEMENT. YU-YEN and JNY Seng are hereby encouraged to consult his attorney before signing this Agreement. YU-YEN and JNY Seng acknowledge that each has consulted their attorney before signing this Agreement. In addition, YU-YEN and JNY Seng acknowledge that he has had a reasonable amount of time within which to consider this Agreement.

      6. CONFIDENTIALITY. YU-YEN and JNY Seng agree and understand that the circumstances surrounding this Agreement are absolutely confidential. YU-YEN and JNY Seng agree not to disclose or discuss this Agreement, the circumstances related thereto, or any information regarding the existence or substance of this Agreement to anyone except to an attorney or accountant with whom YU-YEN and JNY Seng chooses to consult regarding his execution of this Agreement. It is YU-YEN and JNY Seng's obligation to advise his attorney and accountant of the confidential nature of this Agreement and not to discuss the terms of this Agreement with any other person. YU-YEN and JNY Seng agree not to disparage WORLD to any person or entity, and specifically agree that he will not say anything that would adversely affect the business interests of WORLD. WORLD agrees not to disparage YU-YEN or JNY Seng to any person or entity, and specifically agrees that they will not say anything that would adversely affect the business interests of YU-YENor JNY Seng.

      WORLD also agrees to keep this Agreement confidential and will not disclose or discuss this Agreement, the circumstances related thereto, or any information regarding the existence or substance of this Agreement with anyone outside the Company, except for legitimate business purposes including but not limited to US public reporting requirements.


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

      7. BREACH OF AGREEMENT. If either party to this Agreement breaches the promises set forth in this Agreement, the other party will be responsible to pay all costs and attorney's fees incurred.

      8. NO ADMISSION OF WRONGDOING OR LIABILITY. YU-YEN and JNY Seng agree that neither this Agreement nor the furnishing of any consideration under this Agreement shall be construed as an admission by WORLD of any liability or unlawful conduct.

      9. TAX IMPLICATIONS OF SETTLEMENT AND INDEMNIFICATION OF WORLD. YU-YEN and JNY Seng agree and acknowledge that they bear the sole responsibility for paying any and all federal, state or local income and employment taxes including, but not limited to, Social Security and Medicare taxes ("FICA" and "FUTA") on any sums paid to him or on his behalf under this Agreement. Accordingly, YU-YEN and JNY Seng understand and agree that should the Internal Revenue Service ("IRS") or any other state or local taxing authority or other federal, state or local agency assert, argue or determine that any money received or paid pursuant to this Agreement is taxable wages, income, or benefits of any kind,. YU-YEN and JNY Seng will be solely responsible for the payment of any and all taxes, contributions or withholding that he may owe on such sums, including, but not limited to, any related attorneys' fees, interest costs, penalties, or other charges related to the collection of such taxes. YU-YEN and JNY Seng will indemnify and/or reimburse WORLD (and any of his assigns or other representatives ) for any and all taxes, contributions, and withholdings that are owed (or claimed to be owed) by YU-YEN and JNY Seng on the settlement amount, regardless of whether YU-YEN ultimately pays such owed or claimed amounts on his behalf. YU-YEN and JNY Seng will also indemnify WORLD from any and all costs, interest, penalties, and attorney's fees paid or owed by WORLD as a result of any claim made by any federal, state or local agency for such unpaid taxes, penalties, costs, interest, fees, or contributions that allegedly are owing as a result of the amounts paid to YU-YEN and JNY Seng under this Agreement.

      10. EFFECTIVE DATE. This Agreement becomes effective and enforceable upon execution by YU-YEN, JNY Seng and WORLD.

      11. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between YU-YEN JNY Seng and WORLD and shall supersede any and all prior agreements, representations, or understandings, whether written or oral, between the parties, except as otherwise specified in this Agreement. YU-YEN and JNY Seng acknowledges that he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to sign this Agreement except for those set forth in this Agreement.

      12. AMENDMENT. This Agreement may not be amended except by written agreement signed by both parties.

      13. GOVERNING LAW, SEVERABILITY, AND INTERPRETATION. This Agreement shall be governed and construed in accordance with the laws of the State of New York and Taiwan. If a court of competent jurisdiction declares any provision of this Agreement illegal or unenforceable, and if it cannot be modified to be enforceable, such provision shall immediately become null and void, leaving the remainder of this Agreement in full force and effect.

      14. EXECUTION. The person signing on behalf of each party expressly warrants and represents that he or she is duly authorized by the appropriate corporate party or individual to enter into this Agreement.


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

HAVING ELECTED TO EXECUTE THIS AGREEMENT AND TO FULFILL THE PROMISES SET FORTH HEREIN, YU-YEN AND JNY SENG FREELY AND KNOWINGLY, AND AFTER DUE REFLECTION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE, AND RELEASE WORLD OF ANY AND ALL CLAIMS THEY HAD, NOW HAS, OR MAY HAVE AGAINST WORLD, UP TO THE DATE OF THE SIGNING OF THIS AGREEMENT. THE OFFICER KNOWINGLY AND VOLUNTARILY EXECUTES THIS AGREEMENT ON YU-YEN AND JNY SENG'S BEHALF AND ALSO ON BEHALF OF ANY OF YU-YEN AND JNY SENG'S HEIRS, AGENTS, REPRESENTATIVES, SHAREHOLDERS, SUCCESSORS AND ASSIGNS THAT HE MIGHT HAVE NOW OR IN THE FUTURE. YU-YEN AND JNY SENG SPECIFICALLY ACKNOWLEDGES THAT THEY HAVE READ THIS AGREEMENT AND THAT THEY UNDERSTANDS THE TERMS AND CONDITIONS OF THIS AGREEMENT. IN WITNESS WHEREOF, YU-YEN AND JNY SENG AND WORLD HAVE EXECUTED THIS SETTLEMENT AGREEMENT AND PREFORMED A RELEASE AND WAIVER OF CLAIMS AND TRANSFERRED FAIR CONSIDERATION FOR THIS AGREEMENT.

                                        "YU-YEN"
                                        KUO YU-YEN

                                        By:
                                           -------------------------------------

                                        AND

                                        "JNY Seng"
                                        JNY SENG INTERNATIONAL TECHNOLOGY, LTD

                                        By:
                                           -------------------------------------

                                        "WORLD"
                                        WORLD INFORMATION TECHNOLOGY, INC.,
                                        A TAIWAN CORPORATION

                                        By:
                                           -------------------------------------

                                        AND

                                        WORLD INFORMATION TECHNOLOGY, INC.,
                                        A NEVADA CORPORATION

                                        By:
                                           -------------------------------------


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

                 ACTION IN WRITING BY THE BOARD OF DIRECTORS OF
                       WORLD INFORMATION TECHNOLOGY, INC.

The undersigned, being Board of Directors of World Information Technology, Inc., a Nevada Corporation and World Information Inc., a Taiwan Corporation (the "Corporation or Company"), do hereby approve these actions by this instrument in writing in accordance with the laws of the State of Nevada and Taiwan, respectfully.

      The Settlement Agreement and Release and Waiver of Debt entered into the 24nd day of June 2004 by and between Kuo Yu-Yen ("YU-YEN"), JNY Seng International Technology LTD ("JNY Seng") and the Corporation. In exchange for YU-YEN'S release of debt and waiver of any and all claims against the Company, JNY Seng has transferred 3,500,000 shares of common stock in the Company to Company for our cancellation from the issued and outstanding shares and all other promises YU-YEN and JNY Seng have made therein (including, but not limited to, those relating to confidentiality) the Company has agreed to discharge $1,775,997.00 of debt owing to the Company. The Board herby authorizes and directs our Officers to implement this agreement with YU-YEN and JNY Seng including the return and the cancellation of the 3,500,000 shares of Company stock from the issued and outstanding on the Company's books. The agreement is attached hereto and incorporated herein.

Executed and Agreed.

                                        WORLD INFORMATION TECHNOLOGY, INC.
                                        A TAIWAN COMPANY

                                        Signatures of Directors:

                                                               date
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                                                               date
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                                                               date
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                                                               date
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                                        WORLD INFORMATION TECHNOLOGY, INC.
                                        A NEVADA COMPANY

                                        Signatures of Directors:

                                                               date
                                        ----------------------      -----------

                                                               date
                                        ----------------------      -----------

                                                               date
                                        ----------------------      -----------

                                                               date
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